UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2022

Digerati Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

8023 Vantage Dr., Suite 660, San Antonio, TX	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 614-7240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Promissory Note

On November 28, 2022, Digerati Technologies, Inc. (the “Company”), entered into a securities purchase agreement (the “SPA”) with Mast Hill Fund, L.P. (the “Investor”). Although the SPA and other transaction documents are dated November 22, 2022, the SPA and other transaction documents were signed on November 28, 2022. The closing of the transaction took place on November 29, 2022.

Pursuant to the SPA, the Investor purchased, and the Company issued, an unsecured promissory note (the “Note”) in the aggregate principal amount totaling approximately $1,670,000 (the “Principal Amount”) with an original issue discount of $250,500. The gross proceeds the Company received prior to payment of transaction expenses was $1,419,500. The Note’s maturity date is November 22, 2023 (the “Maturity Date”). The Note requires the Company to make amortization payments to the Investor of $200,000 to $400,000 every three (3) months starting in February 2023, and then on November 22, 2023, the Company makes amortization payments to the Investor consisting of all remaining amounts owed under the Note. Moody Capital Solutions, Inc. served as placement agent for the Note transaction. The SPA contains customary representations and warranties and contains agreements and covenants including, without limitation, a prohibition on variable rate transactions and the Company granting the Investor a right of participation in future financings and most-favored nation status. The variable rate transactions prohibition and right of participation and most favored nation provisions are all applicable for the life of the Note.

While the Company intends to repay the Note in full in conjunction with the closing of the Merger (as defined in this paragraph), the Investor will have the right to convert all or any portion of the amount the Company owes pursuant to the Note into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) at any time on or following the earlier of (i) March 22, 2023 or (ii) sixty (60) calendar days after the closing of the contemplated merger (the “Merger”) of MEOA Merger Sub, Inc., a wholly owned subsidiary of Minority Equality Opportunities Acquisition Inc. (“MEOA”), with and into the Company, with the Company as the surviving company in the merger and, after giving effect to such merger, the Company being a wholly-owned subsidiary of MEOA. The Investor will not convert the Note if such conversion would result in the Investor together with the Investor’s affiliates and any other persons acting as a group together with the Investor or any of the Investor’s affiliates beneficially owning more than 4.99% of the shares of Common Stock then outstanding. The shares of Common Stock issuable upon conversion of the Note are referred to herein as the “Conversion Shares.”

When the Note is convertible, the Note’s conversion price will be $0.0956 per share (the “Conversion Price”), subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the amount of Common Stock shares outstanding. The Note contains a dilutive issuance provision such that the Conversion Price is subject to a downward adjustment if the Company issues securities with an effective purchase price lower than the conversion price then in effect.

The Company shall at all times reserve a certain amount of shares of common with regard to the shares issuable upon conversion of the Note (the “Reserved Amount”). Not maintaining the Reserved Amount is an event of default under the Note.

The Company can, at its option, prepay the amount the Company owes pursuant to the Note without a penalty. Subject to the date limitations for conversion, the Investor is allowed to convert the Note into Conversion Shares for a period of seven (7) trading days following the Company submitting a prepayment notice to the Investor.

The Investor can require the Company to repay all or any portion the amount the Company owes pursuant to the Note via a payment of up to fifty percent (50%) of all cash proceeds the Company receives from the issuance of equity or debt, the conversion of outstanding warrants, or the sale of assets. Regarding any cash proceeds the Company receives at the closing of the Merger, the Investor can require the Company to repay all or any portion the amount the Company owes pursuant to the Note via a payment of up to the greater of (i) $1,000,000.00 or (ii) 20% of such proceeds.

The Note is a long-term debt obligation that is material to the Company. The Note contains covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC and increases in the amount of the principal and interest rates under the Note in the event of such defaults.

The Company used a portion of the net proceeds to make a deposit in the amount of $83,333.33 into the MEOA trust account on November 30, 2022 to extend the period for MEOA to complete an initial business combination for an additional one month from November 30, 2022. The Company was required to make this payment pursuant to the Merger transaction documents. In addition, the Company plans to deposit approximately $416,666 in an escrow account. These funds will be used, as necessary, for further payments that the Company is required to make to extend the period for MEOA to complete an initial business combination. In addition, the Company will use approximately $360,000 of the net proceeds to pay for (i) certain additional amounts owed pursuant to the Merger transaction documents and (ii) an agreed upon percentage of MEOA’s expenses with regard to the November 29, 2022 special meeting of MEOA’s stockholders (the “Special Meeting”). At the Special Meeting, MEOA’s stockholders were asked to vote on a proposal to amend MEOA’s amended and restated certificate of incorporation to give MEOA the right to extend the date by which MEOA must complete an initial business combination for up to six (6) one-month extensions to May 30, 2023. MEOA’s stockholders voted in favor of this proposal. The balance of the net proceeds of the transaction will be used as working capital.

Commitment Shares and Warrant

In connection with the purchase of the Note and pursuant to the SPA, the Company issued (i) 2,100,000 shares of Common Stock to the Investor (the “Commitment Shares”) and (ii) a warrant to the Investor to purchase up to 10,500,000 shares of Common Stock (the “Warrant”). The Warrant can be exercised through November 22, 2027, has an exercise price of $0.1195 (the “Exercise Price”), under a cash or cashless exercise provision at the option of the Investor. The Exercise Price and the amount of warrant shares is subject to adjustment for any stock dividend, stock split, stock combination or other similar transaction that proportionately decreases or increases the amount of Common Stock shares outstanding. If the Company does not make the Note amortization payments, the Exercise Price could be subject to a downward adjustment pursuant to dilutive issuance provision in the Warrant that is similar to the one provided for in the Note. The Investor will not exercise the Warrant if such exercise would result in the Investor together with the Investor’s affiliates and any other persons acting as a group together with the Investor or any of the Investor’s affiliates beneficially owning more than 4.99% of the shares of Common Stock then outstanding.

The Company can force the exercise of the Warrant if, among other requirements, (i) the VWAP (as defined in the Warrant) of the Common Stock during each of the ten (10) trading days prior to the date on which the Company will deliver shares to the Investor pursuant to the forced exercise (the “Forced Exercise Shares”) equals or exceed 250% of the Exercise Price and (ii) the trading volume of the Common Stock equals or exceeds the Forced Exercise Share amount during each of the ten (10) trading days prior to the date of delivery of such shares.

Registration Rights Agreement

In connection with the signing of the SPA and the issuance of the Note and Warrant, the Company and the Investor entered into a Registration Rights Agreement (the “RRA”) with regard to the Commitment Shares, the Conversion Shares, and the shares of Common Stock issuable pursuant to the exercise of the Warrant (the “Warrant Shares” and, together with the Commitment Shares and the Conversion Shares, the “Registrable Securities”). Pursuant to the RRA, the Company is obligated to file a registration statement with the Securities and Exchange Commission to register the Registrable Securities under the Securities Act of 1933, as amended (the “Securities Act”) for resale by the Investor. The RRA’s deadline to file the resale registration statement is within one hundred fifty (150) days of November 22, 2022 with the effectiveness deadline being within one hundred eighty (180) days of November 22, 2022. Failure to meet these deadlines constitutes an event of default under the Note.

The foregoing summary of the SPA, the Note, the Warrant, and the RRA contains only a brief description of the material terms of each such document and such description is qualified in its entirety by reference to the full text of the SPA, the Note, the Warrant, and the RRA, filed herewith as Exhibits 10.1, 4.1, 4.2, and 10.2, respectively, and each such document is incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information regarding the Note set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information regarding the Note, the Warrant, the Commitment Shares, the Conversion Shares, and the Warrant Shares set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The already issued Note, Warrant, and Commitment Shares and the to be issued Conversion Shares and Warrant Shares were not registered under the Securities Act, but, as the case may be, qualified, or will qualify, for exemption under Section 4(a)(2) of the Securities Act. The securities, as the case may be, were, or will be, exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company as the case may be, did not, or will not, involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction and manner of the offering. The Company did not undertake an offering in which it sold securities to a high number of investors. In addition, the Investor had the necessary investment intent as required by Section 4(a)(2) since the Investor agreed to, and as the case may be, received or will receive, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities, as the case may be, would not or will not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, Digerati’s expectations with respect to the proposed business combination between MEOA and Digerati and the intention of Digerati to repay the Note in full in conjunction with the closing of the proposed business combination. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Digerati’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between Digerati and MEOA may not be completed in a timely manner or at all, which may adversely affect the price of the securities of MEOA and Digerati, (ii) the risk that the transaction may not be completed by MEOA’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of MEOA and Digerati, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on Digerati’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against Digerati or MEOA following the announcement of the proposed business combination, (x) the ability to maintain the listing of MEOA’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xiii) other risks and uncertainties indicated in the filings that are made from time to time with the Securities and Exchange Commission by MEOA and Digerati (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digerati assumes no obligation, and does not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Promissory Note issued by Digerati Technologies, Inc. to the Investor, dated November 22, 2022
4.2	Warrant to Purchase Shares of Common Stock, dated November 22, 2022
10.1	Securities and Purchase Agreement by and between Digerati Technologies, Inc. and the Investor, dated November 22, 2022
10.2	Registration Rights Agreement by and between Digerati Technologies, Inc. and the Investor, dated November 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2022	Digerati Technologies, Inc.

	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.,
Chief Financial Officer

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